UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2024

HAWAIIAN HOLDINGS INC

(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350

Honolulu, HI 96819

(Address of principal executive offices, including zip code)

(808) 835-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Hawaiian Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) for the following purposes:

Proposal No. 1	To elect the nine director nominees described in the Company’s proxy statement for the 2024 Annual Meeting, filed with the Securities and Exchange Commission on April 1, 2024 (the “2024 Proxy Statement”).

Proposal No. 2	To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Proposal No. 3	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2024 Proxy Statement.

Proposal No. 4	To approve, for the purpose of complying with the applicable rules of the Nasdaq Global Select Market (“Nasdaq” and such rules, the “Nasdaq Rules”), including but not limited to Nasdaq Rules 5635(b) and 5635(d), the issuance of shares of the Company’s common stock (“Common Stock”) in excess of 10,281,753 shares of Common Stock (such excess shares of Common Stock, the “Excess Warrant Shares”) upon the exercise of the warrant to purchase shares of Common Stock (the “Warrant”) issued by the Company to Amazon.com NV Investment Holdings LLC (“Warrantholder”).

Only stockholders of record at the close of business on March 18, 2024 (the “Record Date”) were entitled to vote at the 2024 Annual Meeting. At the Record Date, 51,848,616 shares of Common Stock and one share each of Series B Special Preferred Stock, Series C Special Preferred Stock and Series D Special Preferred Stock (collectively, “Special Preferred Stock”) were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 40,663,565 shares, or 78.42% of the total shares outstanding, were present in person or by proxy at the 2024 Annual Meeting, constituting a quorum of stockholders entitled to vote at the 2024 Annual Meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1 - Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome
Election of Wendy A. Beck	26,688,103	2,444,818	11,530,644	Elected
Election of Earl E. Fry	26,691,050	2,441,871	11,530,644	Elected
Election of Lawrence S. Hershfield	25,148,494	3,984,427	11,530,644	Elected
Election of C. Jayne Hrdlicka	24,428,734	4,704,187	11,530,644	Elected
Election of Peter R. Ingram	26,774,734	2,358,187	11,530,644	Elected
Election of Michael E. McNamara	26,651,349	2,481,572	11,530,644	Elected
Election of Crystal K. Rose	25,142,336	3,990,585	11,530,644	Elected
Election of Craig E. Vosburg	26,657,881	2,475,040	11,530,644	Elected
Election of Richard N. Zwern	23,765,143	5,367,778	11,530,644	Elected

As of the date of the election of directors listed above, the board of directors of the Company is comprised of Wendy A. Beck, Earl E. Fry, Lawrence S. Hershfield, C. Jayne Hrdlicka, Peter R. Ingram, Michael E. McNamara, Crystal K. Rose, Craig E. Vosburg, Richard N. Zwern, Daniel W. Akins, Mark D. Schneider and Duane E. Woerth.

Proposal No. 2 - Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome
37,992,378	720,468	1,950,719	0	Approved

Proposal No. 3 - Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the 2024 Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome
24,148,031	2,705,059	2,279,831	11,530,644	Approved

Proposal No. 4 - Approval, for the purpose of complying with the applicable Nasdaq Rules, including but not limited to Nasdaq Rules 5635(b) and 5635(d), of the issuance of the Excess Warrant Shares upon the exercise of the Warrant issued by the Company to Warrantholder.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome
25,981,648	1,120,836	2,030,437	11,530,644	Approved

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2024

HAWAIIAN HOLDINGS, INC.

By:	/s/ Aaron J. Alter
	Name:	Aaron J. Alter
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary